                                                                   EXHIBIT 10.46

                            AMENDMENT NUMBER FOUR TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  THIS AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of October 19, 2000, is entered into among QUESTRON TECHNOLOGY, INC., a Delaware corporation ("QTI"), certain of the direct and indirect Subsidiaries of QTI identified herein (individually and collectively, and jointly and severally, the "Obligors"), each of the Lenders signatory hereto, CONGRESS FINANCIAL CORPORATION (Florida), a Florida corporation, as administrative agent for the Lenders ("Administrative Agent"), and ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lender Group ("Collateral Agent"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, the Obligors, the Lenders, Administrative Agent, and Collateral Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of June 29, 1999 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

                  WHEREAS, the Obligors have requested that that the Lender Group provide to the Obligors an additional term loan facility; and

                  WHEREAS, subject to the terms and conditions set forth herein, certain of the Lenders are willing to provide to the Obligors an additional term loan facility.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.       AMENDMENT TO LOAN AGREEMENT.

         (a) The introductory paragraph to Section 1 of the Loan Agreement hereby is amended by deleting the text "$75,000,000" appearing therein and inserting the text "$79,000,000" in lieu thereof.

         (b) Section 1.2 of the Loan Agreement hereby is amended by inserting the following new Subsection 1.2.3 immediately following Subsection 1.2.2 appearing in said Section:

                  "Section 1.2.3. Term Loan C. Lenders agree, ratably in accordance with their respective Term Loan C Commitments, and subject to the satisfaction of the applicable conditions precedent set forth in Section 4 of the Fourth Amendment, to make term loans (collectively, "Term Loan C") to Borrower on the Fourth Amendment Effective Date in an aggregate principal amount of $4,000,000, which Term Loan C shall be repayable in accordance with the terms of Term Note C, shall be secured by all of the Collateral, and shall constitute Obligations. The proceeds of Term Loan C shall be used solely for the purposes set forth in Section 1.1.2 above."

         (c) Section 2.1.1(a) of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "(a) Term Loans. Interest shall accrue on Term Loan A and be payable in accordance with the terms of Term Note A. Interest shall accrue on Term Loan B and be payable in accordance with the terms of Term Note B. Interest shall accrue on Term Loan C and be payable in accordance with the terms of Term Note C."

         (d) Section 3.2.6(a)(i)(A) of the Loan Agreement hereby is amended and restated as follows:

         "(i)(A) all Non-Ordinary Course Proceeds consisting of cash proceeds of sales or other issuances of the Securities or Subordinated Debt of Borrower (to the extent permitted hereunder) shall be applied in the following order:

                  first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                  second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                  third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                  fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                  fifth, to pay any other Obligations due to the Lender Group (but exclusive of principal of the Term Loans);

                  sixth, if and to the extent Borrower elects in writing to do so pursuant to a notice to Administrative Agent and Collateral Agent, to pay or prepay principal of Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                  seventh, if and to the extent Borrower elects in writing to do so pursuant to a notice to Administrative Agent and Collateral Agent, to pay or prepay principal of

         Term Loan B, in inverse order of maturity of the installments thereof, until paid in full;

                  eighth, if Term Loan A and Term Loan B have been repaid in full and to the extent Borrower elects in writing to do so pursuant to a notice to Administrative Agent and Collateral Agent, to pay or prepay principal of Term Loan C, in inverse order of maturity of the installments thereof, until paid in full; and

                  ninth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law."

         (e) Section 3.2.6(a)(i)(B) of the Loan Agreement hereby is amended and restated in its entirety as follows:

         "(i)(B) all Non-Ordinary Course Proceeds consisting of cash proceeds of sales or other dispositions of the AFCOM Acquisition Real Property (to the extent permitted hereunder) shall be applied in the following order:

                  first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                  second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                  third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                  fourth, to pay or prepay principal of Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                  fifth, to pay or prepay principal of Term Loan B, in inverse order of maturity of the installments thereof, until paid in full;

                  sixth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                  seventh, to pay or prepay principal of Term Loan C, in inverse order of maturity of the installments thereof, until paid in full;

                  eighth, to pay any other Obligations due to the Lender Group; and

                  ninth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law."

         (f) Section 3.2.6(a)(ii) of the Loan Agreement hereby is amended and restated in its entirety as follows:

         "(ii) all other Non-Ordinary Course Proceeds shall be applied in the following order:

                  first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                  second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                  third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                  fourth, to pay or prepay principal of Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                  fifth, to pay or prepay principal of Term Loan B, in inverse order of maturity of the installments thereof, until paid in full;

                  sixth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                  seventh, to pay or prepay principal of Term Loan C, in inverse order of maturity of the installments thereof, until paid in full;

                  eighth, to pay any other Obligations due to the Lender Group; and

                  ninth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law."

         (g) Section 3.2.6(b) of the Loan Agreement hereby is amended and restated in its entirety as follows:

         "(b) from and after the date that all Obligations have become, or been declared by the Lender Group, due and payable or that all Obligations and Collateral have become, or been declared by the Lender Group, in liquidation, all Collections and all other proceeds of Collateral (irrespective of whether constituting Non-Ordinary Course Proceeds) shall be applied in the following order:

                  first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                  second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                  third, to pay interest due in respect of all Loans (other than accrued but unpaid interest on the Term Loans previously deferred by the Lender Group in writing or permitted by the Lender Group to be paid by being added to the principal balance of the Term Loans in excess of an amount equal to 5 months of such interest on the Term Loans at the applicable rates under this Agreement or the Term Notes in effect on the date hereof) until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                  fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                  fifth, to pay all interest due in respect of all Loans to the extent not paid under clause "third" of this Section 3.2.6(b) until paid in full;

                  sixth, to pay or prepay principal of the Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                  seventh, to pay or prepay principal of the Term Loan B, in inverse order of maturity of the installments thereof, until paid in full;

                  eighth, to pay or prepay principal of the Term Loan C, in inverse order of maturity of the installments thereof, until paid in full;

                  ninth, to pay any other Obligations due to the Lender Group;
         and

                  tenth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law."

         (h) Appendix A of the Loan Agreement hereby is amended by adding or amending and restating, as applicable, the following defined terms in the proper alphanumerical order:

                  Commitment - Revolving Credit Commitment, Letter of Credit Sub-Commitment, Term Loan A Commitment, Term Loan B Commitment, Term Loan C Commitment, or Total Commitment, as the context requires.

                  Fourth Amendment - that certain Amendment Number Four to Amended and Restated Loan Agreement, dated as of October 19, 2000, among the Obligors, the Lenders, Administrative Agent, and Collateral Agent.

                  Fourth Amendment Effective Date - the date on which the conditions precedent set forth in Section 4 of the Fourth Amendment are satisfied.

                  Pro Rata Share - (a) with respect to a Lender's obligation to make Revolving Credit Loans and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, as set forth on Schedule C-1, by (ii) the aggregate Revolving Credit Commitments of all Lenders, as set forth on Schedule C-1;

                  (b) with respect to a Lender's obligation to participate in Letter of Credit Accommodations, and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Letter of Credit Sub-Commitment, as set forth on Schedule C-1, by (ii) the aggregate Letter of Credit Sub-Commitments of all Lenders, as set forth on Schedule C-1;

                  (c) with respect to a Lender's obligation to make Term Loan A and receive payments relative thereto, (x) prior to the Term Loan A Commitment of such Lender being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Term Loan A Commitment, as set forth on Schedule C-1, by (ii) the aggregate Term Loan A Commitments of all Lenders, as set forth on Schedule C-1, and (y) from and after the date such Lender's Term Loan A Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of that portion of Term Loan A made by such Lender to Borrower, by (ii) the aggregate unpaid principal amount of Term Loan A;

                  (d) with respect to a Lender's obligation to make Term Loan B and receive payments relative thereto, (x) prior to the Term Loan B Commitment of such Lender being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment, as set forth on Schedule C-1, by (ii) the aggregate Term Loan B Commitments of all Lenders, as set forth on Schedule C-1; and (y) from and after the date such Lender's Term Loan B Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of that portion of Term Loan B made by such Lender to Borrower, by (ii) the aggregate unpaid principal amount of Term Loan B;

                  (e) with respect to a Lender's obligation to make Term Loan C and receive payments relative thereto, (x) prior to the Term Loan B Commitment of such Lender being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Term Loan C Commitment, as set forth on Schedule C-1, by (ii) the aggregate Term Loan C Commitments of all Lenders, as set forth on Schedule C-1; and (y) from and after the date such Lender's Term Loan C Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of that portion of Term Loan C made by such Lender to Borrower, by (ii) the aggregate unpaid principal amount of Term Loan C;

                  (f) with respect to all other matters (including the indemnification obligations arising under Section 11.5), the percentage obtained by dividing (i) such Lender's Total Commitments to make Loans, as set forth on Schedule C-1, by (ii) the aggregate Total Commitments of all Lenders, as set forth on Schedule C-1; provided, however, that, in each case, in the event that all Commitments have been terminated Pro Rata Share shall be determined according to the principal amount of the Obligations then outstanding.

                  Term Loan C - the Loan described in Section 1.2.3 of the Agreement.

                  Term Loan C Commitment - for each Lender, the obligation of such Lender to fund Term Loan C, in an aggregate amount with respect to each such Lender equal to the amount set forth opposite the name of such Lender under Term Loan C Commitment on Schedule C-1.

                  Term Loan Lenders - individually and collectively, the Lenders with a Term Loan A Commitment greater than zero (or, if the aggregate Term Loan A Commitments of all Lenders have been terminated or reduced to zero, the Lenders that hold a portion of Term Loan A), a Term Loan B Commitment greater than zero (or, if the aggregate Term Loan B Commitments of all Lenders have been terminated or reduced to zero, the Lenders that hold a portion of Term Loan B), or a Term Loan C Commitment greater than zero (or, if the aggregate Term Loan C Commitments of all Lenders have been terminated or reduced to zero, the Lenders that hold a portion of Term Loan C).

                  Term Loans - individually and collectively, Term Loan A, Term Loan B, and Term Loan C.

                  Term Note C - individually and collectively, the Secured Promissory Notes executed and delivered by Borrower on or before the Fourth Amendment Effective Date in favor of each Lender with a Term Loan C Commitment to evidence Term Loan C, each in the form of Exhibit T-3 attached to the Fourth Amendment.

                  Term Notes - individually and collectively, Term Note A, Term Note B, and Term Note C.

                  Total Credit Facility - subject to Section 1.3, $79,000,000.

         (i) Section 3.9 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "3.9 Pro Rata Treatment. Except to the extent otherwise provided in this Agreement: (a) (I) the making and conversion of Revolving Credit Loans shall be made pro rata among the Revolving Credit Lenders according to the amounts of their respective Revolving Credit Commitments or their respective Revolving Credit Loans, and (ii) the making and conversion of Term Loans shall be made pro rata among the Term Loan Lenders according to the amounts of their respective Term Loan A Commitments, Term Loan B Commitments, and Term Loan C Commitments or their respective Term Loans; and (b) each payment on account of any Obligations to or for the account of one or more members of the Lender Group in respect of any Obligations due on a particular day shall be allocated among the members of the Lender Group entitled to such payments pro rata in accordance with the respective amounts due and payable to such members of the Lender Group on such day and shall be distributed accordingly."

         (j) Schedule C-1 hereby is amended and restated in its entirety in the form of Schedule C-1 attached hereto.

3. REPRESENTATIONS AND WARRANTIES. The Obligors hereby represent and warrant to the Lender Group that:

         (a) The execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its governing documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected if the result thereof is reasonably likely to result in a Material Adverse Change;

         (b) This Amendment constitute the Obligors' legal, valid, and binding obligations, enforceable against the Obligors in accordance with its terms;

         (c) There is no litigation or proceeding pending or threatened against or affecting the Obligors, their business, operations, or properties that reasonably could be expected to have a Material Adverse Change;

         (d) No written information, certification, or report submitted to the Lender Group by the Obligors pursuant to this Amendment contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the information not false or misleading in any material respect;

         (e) The reaffirmation and consent of QTI attached hereto as Exhibit A constitutes QTI's legal, valid, and binding obligations, enforceable against QTI in accordance with its terms;

         (f) The reaffirmation and consent of QTI attached hereto as Exhibit A has been duly executed and delivered by QTI;

         (g) The reaffirmation and consent of QFC attached hereto as Exhibit B constitutes QFC's legal, valid, and binding obligations, enforceable against QFC in accordance with its terms; and

         (h) The reaffirmation and consent of QFC attached hereto as Exhibit B has been duly executed and delivered by QFC.

4. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following unless waived or deferred by Administrative Agent, Collateral Agent, and the Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) Collateral Agent shall have received each of the following documents duly executed, and each such document shall be in full force and effect:

                  (i)      this Amendment;

                  (ii)     Term Note C;

                  (iii) all other documents as may be required by Collateral Agent in connection with the transactions contemplated by this Amendment.

         (b) The representations and warranties in the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

         (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Obligors or the Lender Group.

         (d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

         (e) Collateral Agent shall have received the reaffirmation and consent of QTI attached hereto as Exhibit A, duly executed and delivered by an authorized official of QTI.

         (f) Collateral Agent shall have received the reaffirmation and consent of QFC attached hereto as Exhibit B, duly executed and delivered by an authorized official of QFC.

5. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of New York as the governing law).

6. ENTIRE AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. AMENDMENTS. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

9.       MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (c) Upon the effectiveness of this Amendment, each reference in the Loan Documents to Schedule C-1 shall mean and refer to Schedule C-1 attached hereto.

                            [Signature page follows.]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                    QUESTRON TECHNOLOGY, INC., a Delaware
                                    corporation
                                    QUESTRON DISTRIBUTION LOGISTICS, INC., a
                                    Delaware corporation
                                    INTEGRATED MATERIAL SYSTEMS, INC., an
                                    Arizona corporation
                                    POWER COMPONENTS, INC., a Pennsylvania
                                    corporation
                                    CALIFORNIA FASTENERS, INC., a California corporation
                                    COMP WARE, INC., a Delaware corporation
                                    FAS-TRONICS, INC., a Texas corporation
                                    FORTUNE INDUSTRIES, INC., a Texas
                                    corporation
                                    QUESTRON OPERATING COMPANY, INC., a Delaware corporation
                                    QUESTRON FINANCE CORP., a Delaware
                                    corporation
                                    ACTION THREADED PRODUCTS, INC., an Illinois corporation
                                    ACTION THREADED PRODUCTS OF GEORGIA, INC., a
                                    Georgia corporation
                                    ACTION THREADED PRODUCTS OF MINNESOTA, INC., a Minnesota corporation
                                    CAPITAL FASTENERS, INC., a North Carolina corporation
                                    B&G SUPPLY COMPANY, INC., a Texas
                                    corporation
                                    R.S.D. SALES CO., INC., a New York
                                    corporation


                                    By
                                       --------------------------------------
                                    Name
                                         ------------------------------------
                                    Title Responsible Officer for each
                                            of the above-listed Obligors


                           [signature pages continue]

                                    ABLECO FINANCE LLC, a Delaware limited
                                    liability company, as Collateral Agent and a Lender


                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------


                                    A2 FUNDING LP, as a Lender

                                    By: A2 FUND MANAGEMENT LLC,
                                        its General Partner


                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------

                           [signature pages continue]

                                    CONGRESS FINANCIAL CORPORATION (FLORIDA), a
                                    Florida corporation, as Administrative Agent and a Lender


                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------


                           [signature pages continue]

                                    KZH ING-2 LLC, a Delaware limited liability company, as a Lender


                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------


                                    KZH ING-3 LLC, a Delaware limited liability company, as a Lender


                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------

                                    THE ING CAPITAL SENIOR SECURED HIGH INCOME
                                    FUND, L.P., as a Lender

                                    By: ING Capital Advisors, Inc., as
                                        Investment Advisor


                                    By__________________________
                                    Its Authorized Signatory

                           [signature pages continue]

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

                                    By: David L. Babson & Company, Incorporated,
                                        as Investment Adviser


                                    By:
                                       --------------------------------------
                                    Its:

                                    SIMSBURY CLO LIMITED, as a Lender

                                    By: David L. Babson & Company, Incorporated
                                        under delegated authority from
                                        Massachusetts Mutual Life Insurance
                                        Company, as Collateral Manager


                                    By:
                                       --------------------------------------
                                    Title:

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT


         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of October 19, 2000 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the QTI Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the QTI Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the QTI Guaranty.

                                     QUESTRON TECHNOLOGY, INC.,
                                     a Delaware corporation


                                     By:________________________
                                     Title:

                                    EXHIBIT B

                            REAFFIRMATION AND CONSENT

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of October 19, 2000 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the QFC Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the QFC Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the QFC Guaranty.

                                           QUESTRON FINANCE CORP.,
                                           a Delaware corporation


                                           By:________________________
                                           Title:

                       SCHEDULE C-1 [(COMMITMENTS)]

===============================================================================================================================
                             Pro Rata Share                 Pro Rata Share
                  Revolving    (Revolving     Letter of       (Letter of                      Pro Rata Share
                   Credit        Credit      Credit Sub-      Credit Sub-      Term Loan A     (Term Loan A      Term Loan B
  Lender         Commitments  Commitments)   Commitments     Commitments)      Commitments     Commitments)      Commitments
===============================================================================================================================

Congress         $22,500,000     100.00%    ($2,500,000)        100.00%           - 0 -           - 0 - %           - 0 -
Financial
Corporation
(Florida)
-------------------------------------------------------------------------------------------------------------------------------

Ableco Finance      - 0 -        - 0 -%        (- 0 -)          - 0 - %        $8,000,000         32.00%         $11,250,000
LLC
-------------------------------------------------------------------------------------------------------------------------------

A2 Funding LP        -0-          -0-%          (-0-)            -0-%             $-0-             -0-%          $11,250,000
-------------------------------------------------------------------------------------------------------------------------------

Massachusetts        -0-          -0-%          (-0-)            -0-%          $2,500,000         10.00%         $2,500,000
Mutual Life
Insurance
Company
-------------------------------------------------------------------------------------------------------------------------------

Simsbury CLO         -0-          -0-%          (-0-)            -0-%          $2,500,000         10.00%         $2,500,000
-------------------------------------------------------------------------------------------------------------------------------

KZH ING-2 LLC        -0-          -0-%          (-0-)            -0-%          $7,000,000         28.00%             -0-
-------------------------------------------------------------------------------------------------------------------------------

KZH ING-3 LLC        -0-          -0-%          (-0-)            -0-%          $2,500,000         10.00%             -0-
-------------------------------------------------------------------------------------------------------------------------------

The ING Capital      -0-          -0-%          (-0-)            -0-%          $2,500,000         10.00%             -0-
Senior Secured
High Income
Fund, L.P.
-------------------------------------------------------------------------------------------------------------------------------

All Lenders      $22,500,000     100.00%    ($2,500,000)        100.00%        $25,000,000        100.00%        $27,500,000
-------------------------------------------------------------------------------------------------------------------------------


====================================================================================================

                 Pro Rata Share                   Pro Rata Share                    Pro Rata Share
                 (Term Loan B      Term Loan C     (Term Loan C         Total           (Total
  Lender          Commitments)     Commitments     Commitments)      Commitments     Commitments)
====================================================================================================

Congress            - 0 - %            -0-            - 0 - %        $22,500,000         28.48%
Financial
Corporation
(Florida)
----------------------------------------------------------------------------------------------------

Ableco Finance       40.91%        $4,000,000          100%          $23,250,000        29.43%
LLC
----------------------------------------------------------------------------------------------------

A2 Funding LP        40.91%            -0-            - 0 - %        $11,250,000        14.24%
----------------------------------------------------------------------------------------------------

Massachusetts        9.09%             -0-            - 0 - %        $5,000,000          6.33%
Mutual Life
Insurance
Company
----------------------------------------------------------------------------------------------------

Simsbury CLO         9.09%             -0-            - 0 - %        $5,000,000          6.33%
----------------------------------------------------------------------------------------------------

KZH ING-2 LLC         -0-%             -0-            - 0 - %        $7,000,000          8.86%
----------------------------------------------------------------------------------------------------

KZH ING-3 LLC         -0-%             -0-            - 0 - %        $2,500,000          3.16%
----------------------------------------------------------------------------------------------------

The ING Capital       -0-%             -0-            - 0 - %        $2,500,000          3.16%
Senior Secured
High Income
Fund, L.P.
----------------------------------------------------------------------------------------------------

All Lenders         100.00%        $4,000,000         - 0 - %        $79,000,000        100.00%
----------------------------------------------------------------------------------------------------

                                   EXHIBIT T-3

                             SECURED PROMISSORY NOTE


$4,000,000                                                      October 19, 2000
Term Note C


         FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), jointly and severally, hereby promises to pay to the order of Ableco Finance LLC, a Delaware limited liability company (hereinafter "Lender"), such payment to be made to Administrative Agent for the account of Lender, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of $4,000,000, together with interest from and after the date hereof:

         Interest shall accrue on the unpaid principal balance outstanding of the Term Loan C evidenced by this Note at the greater of (y) 12.00% per annum, and (z) a fluctuating rate per annum equal to the Base Rate plus 2.50%. The rate of interest set forth in the foregoing clause (z) shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs.

         This Secured Promissory Note (the "Note") is one of a series of the Term Notes C referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement among Borrower, Lender, certain other financial institutions party thereto, Congress Financial Corporation (Florida), as Administrative Agent thereunder, and Ableco Finance LLC, a Delaware limited liability company, as Collateral Agent thereunder, dated as of June 29, 1999 (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         All interest shall be computed in the manner provided in Section 2 of the Loan Agreement. Upon the occurrence and during the continuation of an Event of Default, the interest rate provided herein shall be increased in accordance with the provisions of Section 2.1.2 of the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                  (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on November 1, 2000, and continuing until such time as the full principal balance hereof, together with all other amounts owing hereunder, shall have been paid in full; and

                  (b) The entire remaining principal amount hereof then outstanding, together with any and all other amounts due hereunder, shall be due and payable on September 30, 2003.

Notwithstanding the foregoing, the entire unpaid principal balance hereof and accrued interest thereon shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence and during the continuance of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender (or its agent) may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         Each Person composing Borrower hereby waives any defenses such Person might have based upon suretyship or impairment of collateral, such waiver being intended as a waiver contemplated by Section 3-605 of the Code.

                            [Signature page follows]

                                       2.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, this Note has been duly executed and delivered on the day and the year specified at the beginning of this Agreement.

                                    QUESTRON DISTRIBUTION LOGISTICS, INC.,
                                    a Delaware corporation


                                    By________________________________
                                    Title_____________________________


                                    INTEGRATED MATERIAL SYSTEMS, INC.,
                                    an Arizona corporation


                                    By________________________________
                                    Title_____________________________


                                    POWER COMPONENTS, INC.,
                                    a Pennsylvania corporation


                                    By________________________________
                                    Title_____________________________


                                    CALIFORNIA FASTENERS, INC.,
                                    a  California corporation


                                    By________________________________
                                    Title_____________________________


                           [signature page continues]

                                    COMP WARE, INC., a Delaware corporation
                                    doing business as Webb Distribution


                                    By________________________________
                                    Title_____________________________


                                    FAS-TRONICS, INC.,
                                    a Texas corporation


                                    By________________________________
                                    Title_____________________________


                                    FORTUNE INDUSTRIES, INC.,
                                    a Texas corporation


                                    By________________________________
                                    Title_____________________________


                                    QUESTRON OPERATING COMPANY, INC.,
                                    a Delaware corporation


                                    By________________________________
                                    Title_____________________________


                                    ACTION THREADED PRODUCTS, INC.,
                                    an Illinois corporation


                                    By________________________________
                                    Title_____________________________


                           [signature page continues]

                                       2.

                                    ACTION THREADED PRODUCTS OF GEORGIA, INC., a Georgia corporation


                                    By________________________________
                                    Title_____________________________


                                    ACTION THREADED PRODUCTS OF MINNESOTA, INC., a Minnesota corporation


                                    By________________________________
                                    Title_____________________________


                                    CAPITAL FASTENERS, INC.,
                                    a North Carolina corporation


                                    By________________________________
                                    Title_____________________________


                                    B&G SUPPLY COMPANY, INC.,
                                    a Texas corporation


                                    By________________________________
                                    Title_____________________________


                                    R.S.D. SALES CO., INC.,
                                    a New York corporation


                                    By________________________________
                                    Title_____________________________

                                       3.